Exhibit 23A


                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in Registration Statement No. 333-89173 on Form S-8 and the Prospectus included therein of our reports dated February 14, 2000 included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended January 1, 2000.


                                                   LOUIS PLUNG & COMPANY, LLP
                                                   Certified Public Accountants



Pittsburgh, PA
March 24, 2000